Spirit Guidance and Capital Deployment Update January 10, 2022 Exhibit 99.2

2022 guidance update 1As of Q3 2021. 2As presented on slide 136 of Spirit’s 2019 Investor Day presentation. 32020 outlook as presented on slide 135 of Spirit’s 2019 Investor Day presentation. 2022 AFFO per share of $3.52 to $3.58 and capital deployment of $1.3 billion to $1.5 billion 4.0% CAGR 6.1% CAGR Capital Deployment3 $700M - $900M Capital Deployment $1,300M - $1,500M Implied Quarterly Capital Deployment $175M - $225M Implied Quarterly AFFO Per Share $0.83 - $0.88 per share Implied Quarterly Capital Deployment $325M - $375M Implied Quarterly AFFO Per Share $0.88 - $0.90 per share 6.1% CAGR 6.7% CAGR 2019 Investor Day Outlook2 December 5, 2019 2022 Guidance We originally provided 2022 AFFO per share guidance at our 2019 Investor Day. Our tenants, portfolio and acquisitions platform performed throughout the COVID-19 pandemic, enabling us to raise the midpoint of our projected 2022 AFFO per share guidance range by 3.8% Key Highlights:

Strong growth at a reasonable price Note: Dividend yield and AFFO per share multiples based on data as of January 5, 2022. 2021 and 2022 AFFO per share is based on Factset consensus estimates for peers and midpoint of guidance for Spirit. Our peers may not calculate AFFO as we do, and, accordingly, our AFFO may not be directly comparable to such peers’ AFFO. 1Year-over-year growth based on midpoint of preliminary 2021 AFFO per share range of $3.24 to $3.25, excluding $0.06 of out of period earnings. 22019 to 2022 CAGR for Spirit based on 2019 adjusted AFFO per share as presented on slide 136 of Spirit’s 2019 Investor Day presentation. 3Initial public offering completed in third quarter of 2020. 4Calculated using the most recent dividend announcement annualized over 2022 Factset consensus estimates for peers and midpoint of guidance for Spirit. Spirit’s Projections vs Net Lease Peers’ Estimates 2022 AFFO Per Share Growth AFFO CAGR from 2019 to 2022 N/A3 2022 Total Return 2022 AFFO Per Share Multiple Dividend Yield 2022 AFFO Per Share Growth 1 1 2

Capital deployment performance Gross Investment Activity Trailing 8-Quarter Totals Spirit has acquired approximately 27% of its total Real Estate Investments1 since 2020 15.0% 1Real Estate Investment as of December 31, 2021, excluding fourth quarter impairments.

2021 acquisition industry breakdown Note: Percentages based on Gross Investment of acquisitions. Retail industries reflect the underlying Tenant operations, and Industrial, Office and Other industries represent the underlying property use. Manufacturing: 43.5% Distribution: 6.8% Health and Fitness: 17.7% Warehouse Club and Supercenters: 10.0% Automotive Service: 7.2% Sporting Goods: 5.8% Entertainment: 0.8% Department Stores: 4.9% Dollar Stores: 3.3% Manufacturing: 21.3% Dealerships: 6.5% Home Décor: 5.8% Dollar Stores: 2.5% Home Improvement: 2.4% Car Washes: 1.1% Professional Office: 15.0% Distribution: 45.4% Manufacturing: 6.4% Car Washes: 5.1% Automotive Service: 3.0% Health and Fitness: 3.0% Early Education: 2.3% Country Clubs: 79.2% Manufacturing: 30.0% Distribution: 9.0% Automotive Service: 23.4% Car Washes: 21.2% Early Education: 5.5% Dollar Stores: 2.9% Home Furnishings: 2.7% Sporting Goods: 2.4% Other: 1.4% Dollar Stores: 1.0% Q1 2021 Q2 2021 Q3 2021 Q4 2021 Flex: 1.5%

Appendix

DEFINITIONS AND EXPLANATIONS

FORWARD-LOOKING STATEMENTS AND RISK FACTORS The information in this presentation should be read in conjunction with the accompanying earnings press release, as well as the Company's Annual Report on Form 10-K and other information filed with the Securities and Exchange Commission. This presentation is not incorporated into such filings. This document is not an offer to sell or a solicitation to buy securities of Spirit Realty Capital, Inc. Any offer or solicitation shall be made only by means of a prospectus approved for that purpose. This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. When used in this presentation, the words “estimate,” “anticipate,” “expect,” “believe,” “intend,” “may,” “will,” “should,” “seek,” “approximately” or “plan,” or the negative of these words or similar words or phrases that are predictions of or indicate future events or trends and which do not relate solely to historical matters are intended to identify forward-looking statements. You can also identify forward-looking statements by discussions of strategy, plans or intentions of management. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise, and Spirit may not be able to realize them. Spirit does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: industry and economic conditions; volatility and uncertainty in the financial markets, including potential fluctuations in the CPI; Spirit's success in implementing its business strategy and its ability to identify, underwrite, finance, consummate, integrate and manage diversifying acquisitions or investments; the financial performance of Spirit's retail tenants and the demand for retail space; Spirit's ability to diversify its tenant base; the nature and extent of future competition; increases in Spirit's costs of borrowing as a result of changes in interest rates and other factors; Spirit's ability to access debt and equity capital markets; Spirit's ability to pay down, refinance, restructure and/or extend its indebtedness as it becomes due; Spirit's ability and willingness to renew its leases upon expiration and to reposition its properties on the same or better terms upon expiration in the event such properties are not renewed by tenants or Spirit exercises its rights to replace existing tenants upon default; the impact of any financial, accounting, legal or regulatory issues or litigation that may affect Spirit or its major tenants; Spirit's ability to manage its expanded operations; Spirit's ability and willingness to maintain its qualification as a REIT under the Internal Revenue Code of 1986, as amended; the impact on Spirit’s business and those of its tenants from epidemics, pandemics or other outbreaks of illness, disease or virus (such as the strain of coronavirus known as COVID-19); and other risks inherent in the real estate business, including tenant defaults, potential liability relating to environmental matters, illiquidity of real estate investments and potential damages from natural disasters discussed in Spirit's most recent filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation. While forward-looking statements reflect Spirit's good faith beliefs, they are not guarantees of future performance. Spirit disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by law. In addition to U.S. GAAP financial measures, this presentation contains and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in this Appendix if the reconciliation is not presented on the page in which the measure is published.